EXHIBIT 10.(i)(H)(1)
                               Schedule 1
                       To Long Term Credit Agreement






                                            Commitment   Termination




The Bank of New York                       40,200,000       9/06/00
The Bank of Nova Scotia                    40,200,000       9/06/00
CIBC, Inc.                                 40,200,000       9/06/00
NationsBank of North Carolina              40,200,000       9/06/00
The Long-Term Credit Bank of Japan, Ltd.   36,850,000       9/06/00
Credit Lyonnais Chicago Branch and Credit
     Lyonnais Cayman Island Branch         33,500,000       9/06/00
The First National Bank of Chicago         33,500,000       9/06/00
Banca Commerciale Italiana, Chicago Branch 20,100,000       9/06/00
The Dai-Ichi Kangyo Bank, Ltd.,
     Chicago Branch                        20,100,000       9/06/00
The Mitsubishi Bank, Ltd, Chicago Branch   20,100,000       9/06/00
Bank of America National Trust and Savings
     Association                           16,750,000       9/06/00
Bank of America Illinois                   16,750,000       9/06/00
The Northern Trust Company                 16,750,000       9/06/00
The Sakura Bank, Ltd.                      16,750,000       9/06/00
The Sanwa Bank, Ltd, Chicago Branch        16,750,000       9/06/00
Swiss Bank Corporation                     16,750,000       9/06/00
U.S. National Bank of Oregon               16,750,000       9/06/00
Union Bank                                 16,750,000       9/06/00
ABN AMRO Bank N.V.                         13,400,000       9/06/00
First Bank National Association            13,400,000       9/06/00
The First National Bank of Boston          13,400,000       9/06/00
The Fuji Bank, Ltd.                        13,400,000       9/06/00
PNC Bank, National Association             13,400,000       9/06/00
The Yasuda Trust and Banking Co., Ltd.     13,400,000       9/06/00
The First National Bank of Maryland        10,050,000       9/06/00
Istituto Bancario San Paolo di Torino,
     S.P.A., New York Bank                 10,050,000       9/06/00
Kredietbank N.V.                           10,050,000       9/06/00
Union Bank of Switzerland, Chicago Branch  10,050,000       9/06/00
Wells Fargo Bank, N.A.                     10,050,000       9/06/00
Banca di Roma, S.P.A.                       6,700,000       9/06/00
Comerica Bank                               6,700,000       9/06/00